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Exhibit 10.1

                                 AMENDMENT NO. 1
                                       TO
                           LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of September 29, 1999, by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at One South Wacker Drive, Suite 1400, Chicago, Illinois 60606, individually as a lender hereunder and in its capacity as agent (in such capacity, the "Agent") for itself and any other financial institution that is or becomes a lender hereunder (Fleet, in its individual capacity as a lender, and each such other financial institution are sometimes referred to herein individually as a "Lender" and collectively as the "Lenders"); the Lenders; INTEGRA NEUROCARE LLC ("Integra"), a Delaware limited liability company, REDMOND NEUROCARE LLC ("Redmond"), a Delaware limited liability company, HEYER-SCHULTE NEUROCARE, INC. ("Neurocare Inc."), a Delaware corporation, and CAMINO NEUROCARE, INC. ("Camino"), a Delaware corporation (Integra, Redmond, Neurocare Inc. and Camino are sometimes referred to herein individually as a "Borrower" and collectively as "Borrowers"), and Integra, in its capacity as borrowing agent (in such capacity, "Borrowing Agent") for itself and the other Borrowers. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to herein below.

                                   WITNESSETH:

      WHEREAS, the Borrowers, the Borrowing Agent, the Agent and the Lenders have entered into that certain Amended and Restated Loan and Security Agreement dated as of March 29, 1999 (the "Loan Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of the Borrowers;

      WHEREAS, the respective Borrowers have requested that the Agent and the Lenders amend the Loan Agreement; and

      WHEREAS, the Agent and the Lenders have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

      1 Amendment to Loan Agreement. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 2 below, and in reliance upon the representations and warranties of the respective Borrowers and the Borrowing Agent set forth herein, the Loan Agreement is hereby amended as follows:


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      1.1 Section 4 of Exhibit C (Financial Covenants) to the Loan Agreement is
hereby deleted in its entirety and the following language is hereby substituted therefor:

      4. Adjusted Tangible Net Worth. The Borrowers shall not permit Adjusted Tangible Net Worth at any time during the periods set forth below to be less than the amount set forth below for such period:

               Period                                               Amount
               ------                                               ------

      March 31, 1999 through
      June 29, 1999                                              $ 2,500,000

      June 30, 1999 through
      September 29, 1999                                         $ 3,000,000

      September 30, 1999 through
      December 30, 1999                                          $ 2,350,000

      December 31, 1999 through
      March 30, 2000                                             $ 4,350,000

      March 31, 2000 through
      June 29, 2000                                              $ 4,350,000

      June 30, 2000 through
      September 29, 2000                                         $ 5,350,000

      September 30, 2000 through
      December 30, 2000                                          $ 6,350,000

      December 31, 2000 through
      March 30, 2001                                             $ 8,350,000

      March 31, 2001 through
      June 29, 2001                                              $ 8,600,000

      June 30, 2001 through
      September 29, 2001                                         $ 9,850,000

      September 30, 2001 through
      December 30, 2001                                          $11,100,000

      December 31, 2001 through
      March 30, 2002                                             $14,100,000

      March 31, 2002 through
      June 29, 2002                                              $14,100,000

      June 30, 2002 through


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      December 30, 2002                                          $16,100,000

      December 31, 2002 through
      December 30, 2003                                          $19,100,000

      At any time thereafter                                     $24,100,000

      "Adjusted Tangible Net Worth" will be calculated in the manner set forth in Exhibit B.

      2 Conditions Precedent. This Amendment shall become effective as of the date hereof, upon receipt by the Agent of four (4) copies of this Amendment, duly executed by each of the Lenders, each of the Borrowers and the Borrowing Agent and acknowledged by Holding.

      3 Representations, Warranties and Covenants.

            3.1 Each of the Borrowers and the Borrowing Agent hereby represents and warrants to the Agent and each of the Lenders that, after giving effect to this Amendment:

                  (a) All representations and warranties contained in the Loan
            Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

                  (b) No Default or Event of Default has occurred which is
            continuing;

                  (c) This Amendment, and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Borrowing Agent, respectively, and are enforceable against each of the Borrowers and the Borrowing Agent in accordance with their respective terms; and

                  (d) The execution and delivery by the Borrowers and the
            Borrowing Agent of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

      4 Reference to and Effect on the Loan Agreement and the Other Loan
        Documents.

            4.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Loan Documents to the "Loan Agreement" shall in each case mean and be a reference to the Loan Agreement as amended hereby.

            4.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents and (ii) all of the respective terms and provisions of the Loan Agreement, the other Loan Documents and all other documents, instruments, amendments and agreements executed and/or delivered by any of the Borrowers and/or the Borrowing Agent pursuant thereto or in connection therewith shall


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      remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Loan Agreement or any of the other Loan Documents, whether of a similar or different nature.

      5 Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

      6 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      7 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                             FLEET CAPITAL CORPORATION, in its
                                             individual capacity as a
                                             Lender and in its capacity as Agent

                                             By:_____________________________
                                             Name:___________________________
                                             Title:______________________


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                                        INTEGRA NEUROCARE LLC

                                        By: NEUROCARE HOLDING CORPORATION, its
                                            sole Member

                                        By:___________________________________
                                        Name:_________________________________
                                        Title:_____________________________

                                        REDMOND NEUROCARE LLC

                                        By: INTEGRA NEUROCARE LLC, its
                                            sole Member

                                              By: NEUROCARE HOLDING CORPORATION,
                                                  its sole Member

                                               By:____________________________
                                               Name:__________________________
                                               Title:______________________

                                        HEYER-SCHULTE NEUROCARE, INC.

                                        By:___________________________________
                                        Name:_________________________________
                                        Title:_____________________________

                                        CAMINO NEUROCARE, INC.

                                        By:___________________________________
                                        Name:_________________________________
                                        Title:_____________________________


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                           ACKNOWLEDGMENT AND CONSENT

            Reference is hereby made to that certain Guaranty dated as of March 29, 1999, executed by the undersigned, NEUROCARE HOLDING CORPORATION, a Delaware corporation ("Guarantor"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation, acting in its capacity as Agent for the Lenders from time to time under the Loan and Security Credit Agreement referred to in the foregoing Amendment No. 1 to Amended and Restated Loan and Security Credit Agreement (the "Amendment").

            Guarantor hereby (i) acknowledges receipt of a copy of the Amendment and (ii) agrees that the terms and provisions thereof shall not affect in any way the obligations and liabilities of Guarantor under the Guaranty or any of the other Loan Documents, all of which obligations and liabilities shall remain in full force and effect and each of which are hereby reaffirmed.

                                                NEUROCARE HOLDING CORPORATION, a
                                                Delaware corporation

                                                By:__________________________
                                                Name:________________________
                                                Title:____________________

Dated as of September 29, 1999


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